                                                                    Exhibit 99.2


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

I. RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                       392,452.08
      Available Funds:
            Contract Payments due and received in this period                                3,499,938.18
            Contract Payments due in prior period(s) and received in this period               309,868.69
            Contract Payments received in this period for next period                          194,710.63
            Sales, Use and Property Tax, Maintenance, Late Charges                             158,143.19
            Prepayment Amounts related to early termination in this period                   1,778,110.78
            Servicer Advance                                                                   167,286.74
            Proceeds received from recoveries on previously Defaulted Contracts                      0.00
            Transfer from Reserve Account                                                        3,884.38
            Interest earned on Collection Account                                                4,721.90
            Interest earned on Affiliated Account                                                  295.39
            Proceeds from repurchase of Contracts per Contribution and Servicing
              Agreement Section 5.03                                                                 0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01
              (Substituted contract < Predecessor contract)                                          0.00
            Amounts paid under insurance policies                                                    0.00
            Any other amounts                                                                        0.00

                                                                                            -------------
      Total Available Funds                                                                  6,509,411.96
      Less: Amounts to be Retained in Collection Account                                       503,135.18
                                                                                            -------------
      AMOUNT TO BE DISTRIBUTED                                                               6,006,276.78
                                                                                            =============


      DISTRIBUTION OF FUNDS:

            1. To Trustee -  Fees                                                                    0.00
            2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
               Advances                                                                        309,868.69
            3. To Noteholders (For Servicer Report immediately following the
               Final Additional Closing Date)

                  a) Class A1 Principal and Interest                                                 0.00
                  a) Class A2 Principal (distributed after A1 Note matures) and
                     Interest                                                                        0.00
                  a) Class A3 Principal (distributed after A2 Note matures) and
                     Interest                                                                        0.00
                  a) Class A4 Principal (distributed after A3 Note matures) and
                     Interest                                                                4,821,736.90
                  b) Class B Principal and Interest                                             82,295.31
                  c) Class C Principal and Interest                                            165,054.58
                  d) Class D Principal and Interest                                            111,379.21
                  e) Class E Principal and Interest                                            144,880.73

            4. To Reserve Account for Requirement per Indenture Agreement
               Section 3.08                                                                          0.00
            5. To Issuer - Residual  Principal and Interest and Reserve Account
               Distribution
                  a) Residual Interest (Provided no Restricting or Amortization
                     Event in effect)                                                           19,320.14
                  b) Residual Principal (Provided no Restricting or Amortization
                     Event in effect)                                                          145,521.16
                  c) Reserve Account Distribution (Provided no Restricting or
                     Amortization Event in effect)                                               3,884.38
            6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
               Earned and Any Other Amounts                                                    163,160.48
            7. To Servicer, Servicing Fee and other Servicing Compensations                     39,175.20
                                                                                            -------------
      TOTAL FUNDS DISTRIBUTED                                                                6,006,276.78
                                                                                            =============

                                                                                            -------------
      End of Period Collection Account Balance {Includes Payments in Advance &
        Restricting Event Funds (if any)}                                                      503,135.18
                                                                                            =============

II. RESERVE ACCOUNT

Beginning Balance                                                                           $2,702,437.25
      - Add Investment Earnings                                                                  3,884.38
      - Add Transfer from Certificate Account (To Satisfy Reserve Account
        Requirement)                                                                                 0.00
      - Less Distribution to Certificate Account                                                 3,884.38
                                                                                            -------------
End of period balance                                                                       $2,702,437.25
                                                                                            =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
Balances                                                                                    $2,702,437.25
                                                                                            =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                   Pool A                                       75,207,428.70
                                   Pool B                                       16,723,226.88
                                                                                -------------
                                                                                                         91,930,655.58

Class A Overdue Interest, if any                                                         0.00
Class A Monthly Interest - Pool A                                                  452,498.03
Class A Monthly Interest - Pool B                                                  100,618.08

Class A Overdue Principal, if any                                                        0.00
Class A Monthly Principal - Pool A                                               3,588,700.19
Class A Monthly Principal - Pool B                                                 679,920.60
                                                                                -------------
                                                                                                          4,268,620.79

Ending Principal Balance of the Class A Notes
                                   Pool A                                       71,618,728.51
                                   Pool B                                       16,043,306.28
                                                                                -------------            -------------
                                                                                                         87,662,034.79
                                                                                                         =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000     Original Face $237,814,000      Balance Factor
  $       2.325835               $               17.949409            36.861596%
--------------------------------------------------------------------------------


IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                               0.00
                  Class A2                                                               0.00
                  Class A3                                                               0.00
                  Class A4                                                      91,930,655.58

                                                                                -------------
Class A Monthly Interest                                                                                 91,930,655.58
                  Class A1 (Actual Number Days/360)                                      0.00
                  Class A2                                                               0.00
                  Class A3                                                               0.00
                  Class A4                                                         553,116.11

                                                                                -------------

Class A Monthly Principal
                  Class A1                                                               0.00
                  Class A2                                                               0.00
                  Class A3                                                               0.00
                  Class A4                                                       4,268,620.79

                                                                                -------------
                                                                                                          4,268,620.79

Ending Principal Balance of the Class A Notes
                  Class A1                                                               0.00
                  Class A2                                                               0.00
                  Class A3                                                               0.00
                  Class A4                                                      87,662,034.79

                                                                                -------------            -------------
                                                                                                         87,662,034.79
                                                                                                         =============

Class A4
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $99,051,000      Original Face $99,051,000       Balance Factor
  $               5.584155       $              43.095181             88.501918%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

V. CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                  Pool A                                                         1,282,219.95
                  Pool B                                                           285,132.14
                                                                                -------------
                                                                                                          1,567,352.09

      Class B Overdue Interest, if any                                                   0.00
      Class B Monthly Interest - Pool A                                              7,800.17
      Class B Monthly Interest - Pool B                                              1,734.55
      Class B Overdue Principal, if any                                                  0.00
      Class B Monthly Principal - Pool A                                            61,171.03
      Class B Monthly Principal - Pool B                                            11,589.56
                                                                                -------------
                                                                                                             72,760.59

      Ending Principal Balance of the Class B Notes
                  Pool A                                                         1,221,048.92
                  Pool B                                                           273,542.58
                                                                                -------------            -------------
                                                                                                          1,494,591.50
                                                                                                         =============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
      Original Face $4,054,000   Original Face $4,054,000      Balance Factor
        $        2.351929          $              17.947852           36.867082%
      --------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes
                  Pool A                                                         2,563,658.85
                  Pool B                                                           570,045.31
                                                                                -------------
                                                                                                          3,133,704.16

      Class C Overdue Interest, if any                                                   0.00
      Class C Monthly Interest - Pool A                                             15,980.14
      Class C Monthly Interest - Pool B                                              3,553.28
      Class C Overdue Principal, if any                                                  0.00
      Class C Monthly Principal - Pool A                                           122,342.05
      Class C Monthly Principal - Pool B                                            23,179.11
                                                                                -------------
                                                                                                            145,521.16

      Ending Principal Balance of the Class C Notes
                  Pool A                                                         2,441,316.80
                  Pool B                                                           546,866.20
                                                                                -------------            -------------
                                                                                                          2,988,183.00
                                                                                                         =============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
      Original Face $8,107,000   Original Face $8,107,000      Balance Factor
        $           2.409451       $              17.950063           36.859294%
      --------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                  Pool A                                                         1,709,366.22
                  Pool B                                                           380,103.23
                                                                                 ------------
                                                                                                          2,089,469.45

      Class D Overdue Interest, if any                                                   0.00
      Class D Monthly Interest - Pool A                                             11,751.89
      Class D Monthly Interest - Pool B                                              2,613.21
      Class D Overdue Principal, if any                                                  0.00
      Class D Monthly Principal - Pool A                                            81,561.37
      Class D Monthly Principal - Pool B                                            15,452.74
                                                                                 ------------
                                                                                                             97,014.11

      Ending Principal Balance of the Class D Notes
                  Pool A                                                         1,627,804.85
                  Pool B                                                           364,650.49
                                                                                 ------------             ------------
                                                                                                          1,992,455.34
                                                                                                          ============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
      Original Face $5,405,000    Original Face $5,405,000     Balance Factor
        $              2.657743     $              17.948957          36.863189%
      --------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
                  Pool A                                                         2,136,512.59
                  Pool B                                                           475,074.24
                                                                                 ------------
                                                                                                          2,611,586.83

      Class E Overdue Interest, if any                                                   0.00
      Class E Monthly Interest - Pool A                                             19,317.63
      Class E Monthly Interest - Pool B                                              4,295.46
      Class E Overdue Principal, if any                                                  0.00
      Class E Monthly Principal - Pool A                                           101,951.71
      Class E Monthly Principal - Pool B                                            19,315.93
                                                                                 ------------
                                                                                                            121,267.64

      Ending Principal Balance of the Class E Notes
                  Pool A                                                         2,034,560.88
                  Pool B                                                           455,758.31
                                                                                 ------------             ------------
                                                                                                          2,490,319.19
                                                                                                          ============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
      Original Face $6,756,000    Original Face $6,756,000     Balance Factor
        $              3.495129     $              17.949621          36.860852%
      --------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
                  Pool A                                                         2,564,224.85
                  Pool B                                                           570,204.01
                                                                                 ------------
                                                                                                          3,134,428.86

      Residual Interest - Pool A                                                    15,803.43
      Residual Interest - Pool B                                                     3,516.71
      Residual Principal - Pool A                                                  122,342.05
      Residual Principal - Pool B                                                   23,179.11
                                                                                 ------------
                                                                                                            145,521.16

      Ending Residual Principal Balance
                  Pool A                                                         2,441,882.80
                  Pool B                                                           547,024.90
                                                                                 ------------             ------------
                                                                                                          2,988,907.70
                                                                                                          ============


X. PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                      39,175.20
       - Servicer Advances reimbursement                                                                    309,868.69
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                    163,160.48
                                                                                                          ------------
      Total amounts due to Servicer                                                                         512,204.37
                                                                                                          ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    85,463,411.15

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  4,078,068.40

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                 -------------
         ending of the related Collection Period                                                                       81,385,342.75
                                                                                                                       =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          2,311,432.03

          - Principal portion of Prepayment Amounts                                                1,766,636.37

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                  -------------
                        Total Decline in Aggregate Discounted Contract Balance                     4,078,068.40
                                                                                                  =============


POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    19,003,785.81

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                    772,637.05

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                 -------------
         ending of the related Collection Period                                                                       18,231,148.76
                                                                                                                       =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            772,637.05

          - Principal portion of Prepayment Amounts                                                        0.00

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                  -------------
                        Total Decline in Aggregate Discounted Contract Balance                       772,637.05
                                                                                                  =============
                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      99,616,491.51
                                                                                                                       =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                              Predecessor
                                                            Discounted                  Predecessor       Discounted
      Lease #     Lessee Name                               Present Value               Lease #           Present Value
      ----------------------------------------------        -------------------------   ---------------   --------------------------
      3024-003    RADNET MANAGEMENT II, INC.                           $1,289,113.68    1667-003                      $1,466,069.44
                  CASH                                                   $176,955.76
      1743-004    HYPERBARIC MANAGEMENT SYS                            $1,539,883.34    2425-001                      $1,890,612.33
      3221-001    TOTAL IMAGING OF SUN CITY, LLC                       $1,496,892.51    2427-001                      $1,194,070.97
      3307-001    OPEN MRI OHIO 2 VENTURES, LLC                        $1,181,820.77    917-503                         $644,152.99
      3323-003    OPEN MRI OHIO 1 VENTURES, LLC                        $1,162,123.59    1004-503                         $77,559.49
                                                                                        1048-501                        $896,884.04
                                                                                        1049-504                        $644,152.99
                                                                                        1050-504                         $85,901.56



                                                            -------------------------                     --------------------------
                                                    Totals:            $6,846,789.65                                  $6,899,403.81

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $6,899,403.81
      b) ADCB OF POOL A AT CLOSING DATE                                                                             $211,061,551.13
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES               NO   X
                                                                                        ------            ------

      POOL B                                                                                              Predecessor
                                                            Discounted                  Predecessor       Discounted
      Lease #     Lessee Name                               Present Value               Lease #           Present Value
      ----------------------------------------------        -------------------------   ---------------   --------------------------
                  NONE

                                                            -------------------------                     --------------------------
                                                    Totals:                    $0.00                                          $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                              $59,182,173.57
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                           0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
      TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES               NO   X
                                                                                        ------            ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                             Predecessor
                                                            Discounted                  Predecessor       Discounted
      Lease #     Lessee Name                               Present Value               Lease #           Present Value
      ----------------------------------------------        -------------------------   ---------------   --------------------------
      2841-001    Medical Imaging Co. Inc.                              1,121,500.51    2207-001                        $551,274.29
      2004383-1   Robert Wood Johnson University                          512,828.61    2207-002                      $1,160,782.50
      2005209-2   Memorial Regional Medical Center                        252,655.70    2207-003                        $181,136.33
                  Cash                                                      6,208.31
      2875-007    MRI of River North, Inc. et al.                       1,629,015.55    2337-001                      $1,215,773.70
      3024-003    Radnet Management II, Inc.                            1,495,882.60    4283-401                        $286,487.54
                                                                                        2314-002                      $1,209,395.06




                                                            -------------------------                     --------------------------
                                                    Totals:            $5,018,091.28                                  $4,604,849.42

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 $4,604,849.42
      b) ADCB OF POOL A AT CLOSING DATE                                                                             $211,061,551.13
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES               NO     X
                                                                                        ----------        --------

      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                            Discounted                  Predecessor       Discounted
      Lease #     Lessee Name                               Present Value               Lease #           Present Value
      ----------------------------------------------        -------------------------   ---------------   --------------------------
                  None

                                                            -------------------------                     --------------------------
                                                    Totals:                    $0.00                                          $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                            $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                              $59,182,173.57
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (> 180 DAYS), THE SERVICER
      HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES               NO     X
                                                                                        --------------    --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2002



XV.    POOL PERFORMANCE MEASUREMENTS

1.                AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                    TOTAL OUTSTANDING CONTRACTS
      This Month                        1,724,517.38    This Month                      99,616,491.51
      1 Month Prior                     1,565,712.05    1 Month Prior                  104,467,196.96
      2 Months Prior                    3,791,809.37    2 Months Prior                 111,365,085.01

      Total                             7,082,038.80    Total                          315,448,773.48

      a) 3 MONTH AVERAGE                2,360,679.60    b) 3 MONTH AVERAGE             105,149,591.16

      c) a/b                                   2.25%


2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                      No         X
                                                                                           ---------------------     ---------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                            Yes                      No         X
                                                                                           ---------------------     ---------------
      B. An Indenture Event of Default has occurred and is then continuing?            Yes                      No         X
                                                                                           ---------------------     ---------------

4.    Has a Servicer Event of Default occurred?                                        Yes                      No         X
                                                                                           ---------------------     ---------------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                 Yes                      No         X
                                                                                           ---------------------     ---------------
      B. Bankruptcy, insolvency, reorganization; default/violation of any
           covenant or obligation not remedied within 90 days?                         Yes                      No         X
                                                                                           ---------------------     ---------------
      C. As of any Determination date, the sum of all defaulted contracts since
           the Closing date exceeds 6% of the ADCB on the Closing Date?                Yes                      No         X
                                                                                           ---------------------     ---------------




6.    Aggregate Discounted Contract Balance at Closing Date                         Balance $270,243,724.70
                                                                                            ------------------------


      DELINQUENT LEASE SUMMARY

            Days Past Due             Current Pool Balance             # Leases
            -------------             --------------------             --------
                  31 - 60                       893,555.65                   19
                  61 - 90                     1,398,181.81                   14
                 91 - 180                     1,724,517.38                   10


      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization